UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934  (Amendment No.    )

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Filed by a Party other than the Registrant [  ]

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[__] Preliminary Proxy Statement

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[X ] Definitive Proxy Statement

[__] Definitive Additional Materials

[__] Soliciting Material Pursuant to Section 240.14a-12

Boston Omaha Corporation
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(Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BOSTON OMAHA CORPORATION

292 Newbury Street, Suite 333

Boston, MA 02115

To the Stockholders of Boston Omaha Corporation:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Boston Omaha Corporation, a Delaware corporation (the “Company” or “we”, “our” or “us”), to be held at the offices of Gennari Aronson, LLP at 300 First Avenue, Suite 102, Needham, MA 02494 on May 25, 2017 at 4:00 p.m., local time.

The purpose of the meeting is to consider and act upon the following matters, as more fully described in the Proxy Statement accompanying this Notice:

1. To amend and restate the Company’s Amended and Restated Certificate of Incorporation, as amended, to (a) increase the number of authorized shares of common stock from 11,000,000 to 20,000,000, (b) designate as “Class B common stock” all authorized shares of the Company’s common stock that are currently designated as Class A common stock, and (c) designate as “Class A common stock” all other shares of the Company’s common stock not currently designated as Class A common stock.

2. To transact such other business as may be properly brought before the Special Meeting and any adjournments or postponements thereof.

The Company’s Board of Directors recommends that you vote “For” for the proposal.

Your vote is important.  We welcome the interest of all of the Company’s stockholders in our affairs, and we encourage those entitled to vote at the Special Meeting to take the time to do so.  Whether or not you intend to attend the Special Meeting in person, please ensure that your shares of the Company’s common stock are present and voted at the Special Meeting by submitting your instructions by telephone, the Internet, or in writing by completing, signing, dating and returning the enclosed proxy card to our transfer agent in the enclosed, self-addressed envelope, which requires no postage if mailed in the United States. Directions to the Special Meeting are available by calling us at (857) 256-0079.

Thank you for your ongoing support of Boston Omaha Corporation.  We appreciate your prompt attention to this matter, and your continued interest in the Company.

By Order of the Board of Directors,

Adam K. Peterson

Alex B. Rozek

Co-Chairmen of the Board of Directors

Boston, Massachusetts

May 1, 2017

BOSTON OMAHA CORPORATION

292 Newbury Street, Suite 333

Boston, MA 02115

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 25, 2017

TO THE STOCKHOLDERS OF BOSTON OMAHA CORPORATION:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Boston Omaha Corporation, a Delaware corporation (the “Company”), will be held on May 25, 2017 at 4:00 p.m., local time, at the offices of Gennari Aronson, LLP, legal counsel to the Company, at 300 First Avenue, Suite 102, Needham, MA 02494 for the purpose of considering and acting on the following:

1. Approval of a proposed amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, as amended, to (a) increase the number of authorized shares of common stock, par value $0.001 per share, from 11,000,000 to 20,000,000, (b) designate as “Class B common stock” all authorized shares of the Company’s common stock that are currently designated as Class A common stock, and (c) designate as “Class A common stock” all other shares of the Company’s common stock not currently designated as Class A common stock.

2. Such other business as may be properly brought before the Special Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 28, 2017 and their proxies are entitled to attend and vote at the Special Meeting and all adjournments or postponements thereof.

 By Order of the Board of Directors,

Adam K. Peterson

 Alex B. Rozek

 Co-Chief Executive Officers and

Co-Chairmen of the Board of Directors

Boston, Massachusetts

May 1, 2017

Whether or not you expect to attend the Special Meeting, please vote by Internet, or telephone, or complete, sign and date the enclosed proxy card and return promptly in the envelope provided (which is postage prepaid if mailed in the United States).  If you vote by Internet or telephone, use the instructions on the enclosed proxy card.  If you attend the Special Meeting, you may vote either in person or by proxy.  Any proxy previously executed may be revoked by you in writing or in person at any time prior to its exercise.

Boston Omaha Corporation

292 Newbury Street, Suite 333
Boston, Massachusetts 02115

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS

May 1, 2017

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q: Who is soliciting my proxy?

A: The Board.

Q: Where and when is the Special Meeting?

A: The Special Meeting will be held at the offices of Gennari Aronson, LLP, legal counsel to the Company, at 300 First Avenue, Suite 102, Needham, MA 02494, on May 25, 2017 at 4:00 p.m. local time.

Q: Who can vote at the Special Meeting?

A: All stockholders of record at the close of business on April 28, 2017 (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting. If on that date your shares were registered directly in your name with our transfer agent, Colonial Stock Transfer Co, Inc., then you are a shareholder of record. As a shareholder of record, you may vote in person at the Special Meeting or vote by proxy. If on that date your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent. As of the close of business on the Record Date, 5,841,815 shares of common stock and 1,055,560 shares of Class A common stock were outstanding.

Q:  What constitutes a quorum for the meeting?

A: A quorum is required for stockholders to conduct business at the Special Meeting. The holders of capital stock representing a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or by remote communication, or represented by proxy, shall constitute a quorum. On the Record Date there were 6,897,375 shares of our capital stock outstanding, consisting of 5,841,815 shares of common stock and 1,055,560 shares of Class A common stock. For purposes of calculating voting power, common stock is entitled to one vote per share while Class A common stock is entitled to 10 votes per share. Shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal, and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a customer’s shares) on any proposal will be considered present at the meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of these categories will be tabulated separately.

Q:  What am I voting on?

A: You are voting on the following proposal:

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1. To amend and restate the Company’s Amended and Restated Certificate of Incorporation, as amended, to (a) increase the number of authorized shares of common stock from 11,000,000 to 20,000,000, (b) designate as “Class B common stock” all authorized shares of the Company’s common stock that are currently designated as Class A common stock, and (c) designate as “Class A common stock” all other shares of the Company’s common stock not currently designated as Class A common stock.  The proposed Second Amended and Restated Certificate of Incorporation is attached hereto as Exhibit A.

Q: How many votes do I have?

A:  Each share of our common stock (which will subsequently be known as “Class A common stock” should the proposal be approved by the stockholders) is entitled to one vote on matters brought before the Special Meeting. Each share of our Class A common stock (which will subsequently be known as “Class B common stock” should the proposal be approved by the stockholders) is entitled to 10 votes on matters brought before the Special Meeting.

Q: How are votes counted?

 You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to the proposal, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will also have the same effect as a vote “AGAINST” the proposal.

Q: How many votes are required to approve the proposal?

A: Approval of the proposal requires the affirmative vote of the holders of capital stock representing a majority in voting power of the stock issued and outstanding. Shares of common stock (which will subsequently be known as “Class A common stock” should the proposal be approved by the stockholders) and Class A common stock (which will subsequently be known as “Class B common stock” should the proposal be approved by the stockholders) will vote together, but as indicated above, common stock is entitled to one vote per share while Class A common stock is entitled to 10 votes per share. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the proposal.

Q:  My shares are held in the “street name.” Will my broker vote my shares?

A: If you hold your shares in “street name,” your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions on such a matter, your shares may not be voted. Shares of capital stock represented by “broker non-votes” will, however, be counted in determining whether there is a quorum.

Q: How does the Board recommend that I vote on the proposal?

A: The Board recommends that you vote “FOR” the proposal, to amend and restate the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock.

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Q: What should I do now?

A: Carefully read this document and determine how you want to vote. Stockholders may deliver their proxies either electronically over the internet as outlined on the Proxy or by requesting, completing and submitting a properly signed paper proxy card. If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board.

Q: Can I change my vote after I have mailed my signed proxy card?

A: Yes. You can change your vote in one of three ways, at any time before your proxy is voted at the Special Meeting, by (a) revoking your proxy by written notice to our Corporate Secretary stating that you would like to revoke your proxy, (b) completing and submitting a new proxy card bearing a later date, or (c) attending the Special Meeting and voting in person.

Q: Who will bear the cost of this solicitation?

A: The Company will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material. Solicitation will be made primarily through the use of the mail but our directors and officers may, without additional compensation, solicit proxies personally by telephone, e-mail or fax.

Q: Whom should I contact with questions?

A: If you have any questions or if you need additional copies of this Proxy Statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares, you may contact us at Boston Omaha Corporation, 292 Newbury Street, Suite 333, Boston, Massachusetts 02115, telephone number (857) 256-0079 or by email at contact@bostonomaha.com

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GENERAL INFORMATION ABOUT THE SPECIAL MEETING

The close of business on April 28, 2017 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting. On that date, the Company’s outstanding voting securities consisted of 6,897,375 shares of our capital stock outstanding, consisting of 5,841,815 shares of common stock and 1,055,560 shares of Class A common stock.

Magnolia Capital Fund, LP and Boulderado Partners, LLC, who together control a majority of all of the Company’s common stock and Class A common stock, will cast each of their votes “FOR” the approval of an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 11,000,000 to 20,000,000, to designate as “Class B common stock” all authorized shares of the Company’s common stock that are currently designated as Class A common stock, and to designate as “Class A common stock” all other shares of the Company’s common stock not currently designated as Class A common stock.  Other than changing the designation of such Class A common stock to “Class B common stock” and changing the designation of such common stock to “Class A common stock,” the rights and privileges of the common stock will not change. The proposed Second Amended and Restated Certificate of Incorporation is attached hereto as Exhibit A.

Holders representing a majority in voting power of the Company’s outstanding securities entitled to vote must be present, in person or by proxy, at the Special Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Special Meeting do not constitute the required quorum, the Special Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” will be treated as being present at the Special Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Special Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Special Meeting. Broker “non-votes” (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.

The Proxy Materials are available at https://www.colonialstock.com/BostonOmaha2017.

If you wish to receive a paper or email copy of the proxy card to complete and mail to the Company in time for the Special Meeting, you may request one at any time on or before May 19, 2017. You may vote your shares over the Internet or by telephone in the manner provided on the website indicated on the proxy card you receive by completing and returning the proxy card, or by attending the Special Meeting and voting in person. Votes provided over the Internet or by telephone must be received by 11:59 p.m. Eastern Daylight Time on May 24, 2017.

Whether or not you are able to attend the Special Meeting, the Company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not properly revoked will be voted at the Special Meeting in accordance with the directions given.

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Special Meeting, the persons designated in the enclosed proxy, or the Proxy Agents, will use their own judgment to determine how to vote your shares. If the Special Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

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The costs of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and the proxy card will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company’s voting securities. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the Company does not intend to solicit proxies other than by mail.

Our website address is included several times in this Proxy Statement as a textual reference only and the information in the website is not incorporated by reference into this Proxy Statement.

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PROPOSAL 1

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF THE COMPANY, TO INCREASE THE NUMBER

OF AUTHORIZED SHARES OF COMMON STOCK FROM 11,000,000 TO 20,000,000,

TO DESIGNATE AS “CLASS B COMMON STOCK” ALL CURRENT CLASS A COMMON STOCK

AND TO DESIGNATE AS “CLASS A COMMON STOCK” ALL CURRENT COMMON STOCK OF THE COMPANY OTHER THAN THE CURRENT CLASS A COMMON STOCK

General

At our Special Meeting, our stockholders are being asked to approve the proposal that our Amended and Restated Certificate of Incorporation, as amended, be amended and restated to (a) increase the number of authorized shares of our common stock, par value $0.001 per share, from 11,000,000 to 20,000,000, (b) designate as “Class B common stock” all authorized shares of the Company’s common stock that are currently designated as Class A common stock, and to designate as “Class A common stock” all other shares of the Company’s common stock not currently designated as Class A common stock (the “Amendment and Restatement”).  On April 14, 2017, the Board of Directors of the Company (the “Board”) adopted resolutions approving the Amendment and Restatement and directed that the Amendment and Restatement be submitted to a vote of the stockholders at the Special Meeting.  If the stockholders approve the proposal, subject to the discretion of the Board, the Company will file the Amendment and Restatement with the Secretary of State of the State of Delaware as soon as practicable.  Upon the filing of the Amendment and Restatement with the Secretary of State, our current Amended and Restated Certificate of Incorporation, as amended, will be restated such that each reference to Class A common stock will be replaced with a reference to “Class B common stock” and each reference to common stock (other than references to the Class A common stock) will be replaced with a reference to “Class A common stock.”  Further, the Amendment and Restatement will replace the existing provision of Article Fourth of the current Amended and Restated Certificate of Incorporation, as amended, with the following paragraph:

“The total number of all shares of all classes of stock which the Corporation shall have authority to issue is twenty one million (21,000,000) shares, consisting of: (i) twenty million (20,000,000) shares of Common Stock, $0.001 per share (“Common Stock”), of which eighteen million eight hundred thirty eight thousand eight hundred eighty four (18,838,884) shares are designated “Class A Common Stock” (“Class A Common Stock”) and of which one million one hundred sixty one thousand one hundred sixteen (1,161,116) shares are designated “Class B Common Stock” (“Class B Common Stock”); and (ii) one million (1,000,000) shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

The current Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of up to 12,000,000 shares of stock, of which 11,000,000 are designated as common stock (of which 1,161,116 are designated as Class A common stock) and 1,000,000 are designated as Preferred Stock.  1,055,560 shares of Class A common stock are issued and outstanding, 5,841,815 shares of common stock are outstanding, and no shares of Preferred Stock are issued and outstanding.  The proposed Amendment and Restatement will not, if adopted, result in an increase in the number of authorized shares of common stock designated as Class A common stock or the number of authorized shares of Preferred Stock.  The proposed Amendment and Restatement will not, if adopted, alter in any way the rights and privileges of the common stock other than changing the designation of shares of Class A common stock to “Class B common stock” and changing the designation of all other shares of common stock to “Class A common stock.”

The proposed Second Amended and Restated Certificate of Incorporation is attached hereto as Exhibit A.

Purpose

 With respect to the changes to the designations of Class A common stock to “Class B common stock” and of all other common stock to “Class A common stock,” the Board believes it is desirable to clearly distinguish the separate designated classes of our common stock, in order to avoid confusion between the classes.

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With respect to the increase in authorized shares, the Board believes it is necessary to have a greater number of authorized shares of common stock (to be designated as Class A common stock if the proposal is adopted) available for issuance in connection with our planned public offering of shares of Class A common stock pursuant to the effectiveness of a pending Registration Statement on Form S-1 under the Securities Act of 1933, as amended (the “Public Offering).  Currently, our initial Form S-1 registration statement has been filed with the Securities and Exchange Commission (“SEC”) and is subject to comments from the SEC and further revisions by the Company.  The final effective Form S-1 will set forth the total number of shares of Class A common stock to be offered in the anticipated Public Offering and the offering price for such shares, along with the underwriting terms associated with the proposed Public Offering.  We intend to use proceeds from the anticipated Public Offering for general corporate purposes, including potential additional acquisitions in the outdoor billboard and insurance businesses, increasing reserves for insurance regulatory purposes, and expanding the scope of the Company’s insurance business, and minority investments in real estate management and other businesses.  The increase to the number of authorized shares under the Amendment and Restatement will provide a number of authorized shares sufficient to issue Class A common stock in excess of the Company’s highest estimates of aggregate shares to be issued in the proposed Public Offering (or any private financing should we elect not to proceed with the proposed Public Offering) and provide an additional reserve of shares of Class A common stock which may be used in the future for other corporate purposes.  We currently have no plans for any specific acquisitions or plans for issuing shares other than in the proposed Public Offering (or any private financing should we elect not to proceed with the anticipated Public Offering).

In addition to the planned issuance of Class A common stock in connection with the anticipated Public Offering or another financing if the Public Offering is not consummated, the Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares of common stock (to be designated as Class A common stock if the proposal is adopted) in order to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. The Board of Directors believes that additional authorized shares of Class A common stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of the Company’s stockholders.  The Company has no current plans to issue shares of its Class A common stock in any potential merger, acquisition, business combination or other strategic transaction.

The authorization of additional shares of Class A common stock will not, by itself, have any effect on the rights of present stockholders.  The additional shares to be authorized will be a part of our existing class of common stock (to be designated as Class A common stock if the proposal is adopted) and, if and when issued, would have the identical rights and privileges as the shares of common stock presently issued and outstanding (excluding the rights and privileges of shares that are currently designated as Class A common stock and will be redesignated as Class B common stock).  Stockholders do not have preemptive rights to subscribe for or purchase additional shares of stock.  Accordingly, the issuance of additional shares of Class A common stock for corporate purposes other than a stock split or stock dividend could have a dilutive effect on the ownership and voting rights of stockholders at the time of issuance.

Reservation of Right to Abandon the Proposed Amendment and Restatement

We reserve the right to not file the Amendment and Restatement without further action by our stockholders at any time before the effectiveness of the filing of the Amendment and Restatement with the Secretary of State of the State of Delaware, even if the authority to effect the Amendment and Restatement is approved by our stockholders at the Special Meeting. By voting in favor of the Amendment and Restatement, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the proposed Amendment and Restatement if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

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Potential Adverse Effects of the Amendment and Restatement

Future issuances of Class A common stock or securities convertible into Class A common stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Class A common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it is used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

No Appraisal Rights

 Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Amendment and Restatement.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, to designate as “Class B common stock” all authorized shares of the Company’s common stock that are currently designated as Class A common stock, and to designate as “Class A common stock” all other shares of the Company’s common stock not currently designated as Class A common stock.

Voting Information and Vote Required

Proxies solicited by the Board will, unless otherwise directed, be voted in favor of the amendment and restatement of the Amended and Restated Certificate of Incorporation unless stockholders specify otherwise in their proxies. A stockholder submitting a proxy may vote for the amendment, or against the amendment, or may abstain from voting. Each stockholder will be entitled to one (1) vote for each share of common stock (which will subsequently be known as “Class A common stock” should the proposal be approved by the stockholders) and ten (10) votes for each share of Class A common stock (which will subsequently be known as “Class B common stock” should the proposal be approved by the stockholders) held by the stockholder on the Record Date. The affirmative vote of the holders of a majority in voting power of the shares of the Company’s capital stock present in person or represented by proxy at the Special Meeting and voting for the proposal is required to approve the proposal to amend and restate the Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will be included for the purpose of determining the presence of a quorum at the Special Meeting and will have the same effect as a vote “AGAINST” the proposal.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth as of April 28, 2017 certain information with respect to the beneficial ownership of our common stock by (i) each person known by us to own beneficially more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared under applicable law. Unless otherwise indicated, the address of each person named in the table is c/o Boston Omaha Corporation, 292 Newbury Street, Suite 333, Boston, Massachusetts 02115.

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Name of Beneficial owner	Title of Class of Stock	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Class of Stock	Percentage of Aggregate Voting Power of Class A Common Stock and Common Stock (1)	Percentage of Aggregate Economic Interest of Class A Common Stock and Common Stock (2)
Magnolia Capital Fund, L.P. (3)	Class A Common	580,558	50%
	Common	3,893,623	66.66%	55.57%	63.89%
Boulderado Partners, LLC (4)	Class A Common	580,558	50%
	Common	726,876	12.44%	37.43%	18.673%
Adam K. Peterson (3)(5)	Class A Common	580,558	50%
	Common	3,893,623	66.66%	55.57%	63.89%
Alex B. Rozek (4)(6)	Class A Common	580,558	50%
	Common	726,876	12.44%	37.43%	18.67%
Bradford B. Briner (7)	Common	10,000	*	*	*
Brendan J. Keating (8)	Common	35,000	*	*	*

James A. McLaughlin	Common	0	*	*	*

Jeffrey C. Piermont	Common	4,925	*	*	*

Michael J. Scholl	Common	0	*	*	*
All directors and officers as a group (4 persons)	Class A Common	1,161,116	100%
	Common	4,670,424	79.78%	93.23%	83.17%

_______________________

* Less than 1%

(1) The percent of Percentage of Aggregate Voting Power of Class A common stock and common stock reflects that each share of Class A common stock has 10 votes for each share of common stock and assumes all outstanding, Class A common stock warrants are exercised.

(2) The percent of aggregate economic interest is based on both our Class A common stock and common stock combined.  The Class A common stock converts to common stock on a 1:1 basis.

(3) Includes warrants to purchase 52,778 shares of our Class A common stock.

(4) Includes warrants to purchase 52,778 shares of our Class A common stock.

(5) Represents current amount of shares and warrants owned by Magnolia Capital Fund, LP.  Mr. Peterson serves as the manager of the general partner of Magnolia Capital Fund, LP.

(6) Represents current amount of shares and warrants owned by Boulderado Partners, LLC.  Mr. Rozek serves as the manager of Boulderado Capital, LLC, the manager of Boulderado Partners, LLC.

(7) Represents shares of common stock held by a limited liability company of which Mr. Briner is the Managing Member.

(8) Represents shares of common stock held by a trust established for the benefit of Mr. Keating and members of his family.

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ANNUAL REPORT ON FORM 10-K

WE WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-K. WE WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-K AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CO-CHIEF EXECUTIVE OFFICER OF BOSTON OMAHA CORPORATION, 292 NEWBURY STREET, SUITE 333, BOSTON, MASSACHUSETTS 02115. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF APRIL 28, 2017, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS.

OTHER MATTERS

The Board does not intend to bring any matters before the Special Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Special Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Copies of the Company’s recent reports on Form 10-K and Form 10-Q as filed with the SEC will be promptly provided to stockholders without charge upon written or oral request to Alex B. Rozek, Co-Chief Executive Officer, 292 Newbury Street, Suite 333, Boston, Massachusetts 02115, telephone number (857) 256-0079. Copies of our reports are also posted on our website at www.bostonomaha.com.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and Proxy Statements with respect to two or more security holders sharing the same address by delivering a single annual report and Proxy Statement addressed to those security holders. This process, which is commonly referred to as “householding”, potentially means extra convenience for security holders and cost savings for companies.

Brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single annual report and Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and Proxy Statement or, if you think that you are eligible for “householding” and would like to request a single copy of the annual report and Proxy Statement for all of the security holders sharing your same address, please notify your broker and direct your request to Alex B. Rozek, Co-Chief Executive Officer, 292 Newbury Street, Suite 333, Boston, Massachusetts 02115, telephone number (857) 256-0079.

Exhibit A

Second Amended and Restated Certificate of Incorporation

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
BOSTON OMAHA CORPORATION

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

Boston Omaha Corporation, a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST:  That the name of this corporation is Boston Omaha Corporation and that this corporation was originally incorporated pursuant to the General Corporation Law on March 16, 2015 under the name Boston Omaha Corporation by filing of the original Certificate of Incorporation with the Secretary of State of Delaware (the “Original Certificate of Incorporation”).  The Original Certificate of Incorporation was amended and restated in its entirety by the filing of that certain Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on June 18, 2015, and was further amended by filing that certain Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on October 19, 2015 and that certain Second Certificate of  Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on March 11, 2016 (collectively, the “Certificate of Incorporation”).

SECOND:  That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety as follows:

ARTICLE I

The name of this corporation is Boston Omaha Corporation.

ARTICLE II

The address of the registered office of this corporation in the State of Delaware is c/o RL&F Service Corp., 920 North King Street, 2nd Floor, Wilmington, New Castle County, Delaware 19801.  The name of its registered agent at such address is RL&F Service Corp.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

ARTICLE IV

The total number of shares of all classes of stock which the Corporation shall have authority to issue is twenty-one million (21,000,000) shares, consisting of: (i) twenty million (20,000,000) shares of Common Stock, $0.001 par value per share (“Common Stock”), of which eighteen million eight hundred thirty-eight thousand eight hundred eighty-four (18,838,884) shares are designated “Class A Common Stock” (“Class A Common Stock”) and of which one million one hundred sixty-one thousand one hundred sixteen (1,161,116) shares are designated “Class B Common Stock” (“Class B Common Stock”); and (ii) one million (1,000,000) shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. COMMON STOCK

1. General.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein.

2. Voting.  Except as otherwise required by law, no holder of Common Stock, as such, shall be entitled to vote on any amendment to the Certificate of Incorporation (including any certificate of designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or pursuant to the General Corporation Law.  The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of the Certificate of Incorporation (including any certificate of designation)) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

B. CLASS A COMMON STOCK

1. Voting.  Except as otherwise required by law or the Certificate of Incorporation, each holder of Class A Common Stock, as such, is entitled at all meetings of stockholders (and written actions in lieu of meetings) to one vote for each share of Class A Common Stock held by such holder.

2.  Reclassification of Class A Common Stock into Class B Common Stock and Common Stock into Class A Common Stock.   Immediately upon the effectiveness of this Second Amended and Restated Certificate of Incorporation (the “Effective Time”), (a) each share of Class A Common Stock issued and outstanding or held in treasury of the Corporation immediately prior to the Effective Time (the “Prior Class A Stock”) will be, and hereby is, automatically reclassified and changed (without any further act) into one share of Class B Common Stock, and each such reclassified share of Prior Class A Stock shall be deemed a fully paid and non-assessable share of Class B Common Stock, and (b) each share of Common Stock issued and outstanding or held in treasury of the Corporation immediately prior to the Effective Time, other than the Prior Class A Stock (the “Prior Common Stock”), will be, and hereby is, automatically reclassified and changed (without any further act) into one share of Class A Common Stock, and each such reclassified share of Prior Common Stock shall be deemed a fully paid and non-assessable share of Class A Common Stock.  From and after the Effective Time, (i) each stock certificate representing shares of Prior Class A Stock shall automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Class B Common Stock into which such shares of Prior Class A Stock represented by such certificate(s) shall have been reclassified and (ii) each stock certificate representing shares of Prior Common Stock, other than the Prior Class A Stock, shall automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Class A Common Stock into which such shares of Prior Common Stock represented by such certificate(s) shall have been reclassified.  Notwithstanding the foregoing, upon surrender to the Corporation or its transfer agent of the certificate or certificates evidencing any Prior Class A Stock or Prior Common Stock, as applicable, duly endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or an affidavit of loss with respect thereto, the Corporation or its transfer agent shall issue and deliver to the holder so surrendering such certificates or to such holder’s designee, at an address designated by such holder, (x) certificates for the number of whole shares of Class B Common Stock into which such holder’s Prior Class A Stock has been reclassified pursuant to the provisions hereof, and/or (y) certificates for the number of whole shares of Class A Common Stock into which such holder’s Prior Common Stock has been reclassified pursuant to the provisions hereof. Notwithstanding the foregoing, upon surrender to the Corporation or its transfer agent of such certificate or certificates evidencing any Prior Class A Stock or Prior Class Common Stock, the Corporation may, in lieu of issuing new stock certificates as provided above, determine that the shares of Class A Common Stock or Class B Common Stock represented by such surrendered certificate(s) shall be issued in uncertificated form in accordance with applicable law.

C. CLASS B COMMON STOCK

1. Dividends.  The holders of Class B Common Stock shall be entitled to receive, when, as and if declared by the Board, and as otherwise provided in the Certificate of Incorporation, out of funds legally available therefor, dividends. If the Corporation shall declare, pay or set apart for payment any dividend or other distribution on any Class A Common Stock or Preferred Stock or make any distributions in respect of any Class A Common Stock or Preferred Stock, it shall simultaneously declare, pay and/or set apart for payment or distribution for each share of Class B Stock a dividend and/or distribution in an amount equal to the amount the holder of such share would be entitled to receive if it had been converted into a share of Class A Common Stock and been outstanding on the record date for such dividend or distribution.

2. Liquidation, Dissolution or Winding Up.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Class A Common Stock, Class B Common Stock and Preferred Stock, pro rata, based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Class A Common Stock pursuant to the terms of the Certificate of Incorporation immediately prior to such liquidation, dissolution or winding up of the Corporation.

3.   Voting.

3.1 General.  On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Class B Common Stock shall be entitled to cast the number of votes equal to the product of (a) the number of whole shares of Class A Common Stock into which the shares of Class B Common Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter, multiplied by (b) ten (10).  Except as provided by law or by the other provisions of the Certificate of Incorporation, holders of Class B Common Stock shall vote together with the holders of Class A Common Stock and Preferred Stock as a single class.

3.2 Election of Directors.  The size of the Board shall be no fewer than one (1) and no greater than seven (7) directors.  The holders of record of the shares of Class B Common Stock, exclusively and as a separate class, shall be entitled to elect two (2) directors of the Corporation (the “Class B Directors”), which number of Class B Directors may be reduced pursuant to the terms and conditions of the Voting and First Refusal Agreement among the Corporation and certain stockholders, dated as of June 18, 2015, as the same may be amended from time to time (the “Voting Agreement”).  Any Class B Director may be removed without cause by, and only by, the affirmative vote of the holders of eighty percent (80%) of the shares of Class B Common Stock, exclusively and as a separate class, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of such stockholders.  If the holders of shares of Class B Common Stock fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors, voting exclusively and as a separate class, pursuant to the first sentence of this Subsection 3.2, then any directorship not so filled shall remain vacant until such time as the holders of the Class B Common Stock elect a person to fill such directorship by vote or written consent in lieu of a meeting; and no such directorship may be filled by stockholders of the Corporation other than by the holders of shares of Class B Common Stock. The holders of record of the shares of Class A Common Stock and of any other class or series of voting stock (including the Class B Common Stock and the Preferred Stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation.  At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director.  Except as otherwise provided in this Subsection 3.2, a vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Subsection 3.2.

3.3  Matters Requiring Class B Director Approval.  At any time when shares of Class B Common Stock are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Certificate of Incorporation) approval of the Board of Directors, which approval must include the affirmative vote of all of the Class B Directors, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect.

3.3.1. Amend, alter or otherwise change the rights, preferences or privileges of the Class B Common Stock, or amend, alter or repeal any provision of the Certificate of Incorporation or Bylaws of the Corporation in a manner that adversely affects the powers, preferences or rights of the Class B Common Stock.

3.3.2. Liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any merger or consolidation or any other Deemed Liquidation Event (as defined in Subsection 4.1.3 herein), or consent to any of the foregoing.

3.3.3. Create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock, or increase the authorized number of shares of or issue additional shares of Class B Common Stock, or increase the authorized number of shares of any additional class or series of capital stock.

3.3.4. Increase or decrease the authorized number of directors constituting the Board of Directors.

3.3.5. Hire, terminate, change the compensation of, or amend the employment agreements of, the executive officers of the Corporation or any subsidiary of the Corporation, including approving any incentive compensation, option grants or stock awards to executive officers.

3.3.6. Purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Corporation.

3.3.7. Create, or authorize the creation of, or issue, or authorize the issuance of any debt security, or permit any subsidiary to take any such action with respect to any debt security, if the aggregate indebtedness of the Corporation and its subsidiaries for borrowed money following such action would exceed $10,000, or guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Corporation or any subsidiary arising in the ordinary course of business.

3.3.8. Make, or permit any subsidiary to make, any loan or advance outside of the ordinary course of business to any employee or director of the Corporation or any subsidiary, or to any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Corporation.

3.3.9.  Create, or hold capital stock in, any subsidiary that is not wholly owned (either directly or through one or more other subsidiaries) by the Corporation, or sell, transfer or otherwise dispose of any capital stock of any direct or indirect subsidiary of the Corporation, or permit any direct or indirect subsidiary to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all of the assets of such subsidiary.

3.3.10. Change the principal business of the Corporation, enter new lines of business, or exit the current line of business.

3.3.11. Enter into any agreement, contract, arrangement or corporate strategic relationship involving the payment, contribution, or assignment by the Corporation or to the Corporation of money or assets greater than $10,000.

3.3.12. Enter into or be a party to any transaction outside of the ordinary course of business with any director, officer, or employee of the Corporation or any “associate” (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended) of any such person or entity.

3.3.13. Acquire, by merger, stock purchase, asset purchase or otherwise, any material assets or securities of any other corporation, partnership or other entity.

4. Optional Conversion.

The holders of the Class B Common Stock shall have conversion rights as follows (the “Conversion Rights”):

4.1 Right to Convert.

4.1.1. Conversion Ratio.  Each share of Class B Common Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into one (1) share of Class A Common Stock.

4.1.2. Termination of Conversion Rights.  In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Class B Common Stock.

4.1.3. Definition.  Each of the following events shall be considered a “Deemed Liquidation Event”:

(a) a merger or consolidation in which

(i) the Corporation is a constituent party or

(ii)  a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation,

except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Subsection 4.1.3, all shares of Common Stock issuable (x) upon the exercise of rights, options or warrants to subscribe for, purchase or otherwise acquire Convertible Securities (as defined below) or Common Stock (collectively, “Options”) outstanding immediately prior to such merger or consolidation or (y) upon conversion of any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options (“Convertible Securities”) outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

(b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

4.2 Mechanics of Conversion.

4.2.1.  Notice of Conversion.  In order for a holder of Class B Common Stock to voluntarily convert shares of Class B Common Stock into shares of Class A Common Stock, such holder shall surrender the certificate or certificates for such shares of Class B Common Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Class B Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Class B Common Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent.  Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued.  If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing.  The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such certificates (or lost certificate affidavit and agreement) and notice shall be the time of conversion (the “Conversion Time”), and the shares of Class A Common Stock issuable upon conversion of the shares represented by such certificate so elected to be converted in such notice shall be deemed to be outstanding of record as of the Conversion Time.  The Corporation shall, as soon as practicable after the Conversion Time, (i) issue and deliver to such holder of Class B Common Stock, or to his, her or its nominees, a certificate or certificates for the number of full shares of Class A Common Stock issuable upon such conversion in accordance with the provisions hereof and a certificate for the number (if any) of the shares of Class B Common Stock represented by the surrendered certificate that were not converted into Class A Common Stock, and (ii) pay all declared but unpaid dividends on the shares of Class B Common Stock converted.

4.2.2. Reservation of Shares.  The Corporation shall at all times when the Class B Common Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Class B Common Stock, such number of its duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class B Common Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in commercially reasonable efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

4.2.3.  Effect of Conversion.  All shares of Class B Common Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Class A Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon.  Any shares of Class B Common Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Class B Common Stock accordingly.

4.2.4. Taxes.  The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Class A Common Stock upon conversion of shares of Class B Common Stock pursuant to this Section 4.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Class A Common Stock in a name other than that in which the shares of Class B Common Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.3 Notice of Record Date.  In the event:

(a) the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class B Common Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(b) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Deemed Liquidation Event; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such case, the Corporation will send or cause to be sent to the holders of the Class B Common Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon the conversion of the Class B Common Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Class A Common Stock and the Class B Common Stock.  Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice.

5. Mandatory Conversion.

5.1 Trigger Events. In the event a holder of Class B Common Stock sells, assigns, gives, pledges, hypothecates, encumbers or otherwise transfers (each, a “Transfer”) any or all of its shares of Class B Common Stock to any third party, then (a) all outstanding shares of Class B Common Stock subject to such Transfer shall automatically be converted into shares of Class A Common Stock and (b) such shares may not be reissued by the Corporation; provided, however, that such shares of Class B Common Stock shall not automatically be converted into shares of Class A Common Stock as set forth in this Subsection 5.1 if (i) the Transfer of the Class B Common Stock is to an existing holder of Class B Common Stock party to the Voting Agreement, or (ii) the Board of Directors, including all Class B Directors, determines that such Transfer shall not trigger such mandatory conversion. The date and time of such Transfer is referred to herein as the “Mandatory Conversion Time”.

5.2  Procedural Requirements. All holders of record of shares of Class B Common Stock that will automatically convert upon a Transfer shall be sent written notice of the Mandatory Conversion Time pursuant to this Section 5.  Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time.  Upon receipt of such notice, each holder of shares of Class B Common Stock in certificated form shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice.  If so required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing.  All rights with respect to the Class B Common Stock converted pursuant to Subsection 5.1, including the rights, if any, to receive notices and vote (other than as a holder of Class A Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender any certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of any certificate or certificates of such holders (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Subsection 5.2.  As soon as practicable after the Mandatory Conversion Time and, if applicable, the surrender of any certificate or certificates (or lost certificate affidavit and agreement) for Class B Common Stock, the Corporation shall (a) issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Class A Common Stock issuable on such conversion in accordance with the provisions hereof and (b) pay cash with respect to any declared but unpaid dividends on the shares of Class B Common Stock converted.  Such converted Class B Common Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Class B Common Stock accordingly.

6. Acquired Shares.  Any shares of Class B Common Stock that are acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred.  Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Class B Common Stock.

7. Waiver.  Any of the rights, powers, preferences and other terms of the Class B Common Stock set forth herein may be waived on behalf of all holders of Class B Common Stock by the affirmative written consent or vote of the holders of at least a majority of the shares of Class B Common Stock then outstanding or such greater percentage of holders of Class B Common Stock as may be expressly required in the Certificate of Incorporation or the Voting Agreement.

8. Notices.  Any notice required or permitted by the provisions of this Article IV to be given to a holder of shares of Class B Common Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

D. PREFERRED STOCK

1. The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors of the Corporation may determine.  Each series of Preferred Stock shall be so designated as to distinguish the shares thereof from the shares of all other series and classes.  Except as otherwise provided in the Certificate of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

2. The Board of Directors of the Corporation is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors of the Corporation to create such series, and a certificate of designation shall be filed in accordance with the General Corporation Law.  The authority of the Board of Directors of the Corporation with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may: (i) have such distinctive designation and consist of such number of shares; (ii) be subject to redemption at such time or times and at such price or prices; (iii) be entitled to the benefit of a retirement or sinking fund for the redemption of such series on such terms and in such amounts; (iv) be entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of stock; (v) be entitled to such rights upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs, or upon any distribution of the assets of the Corporation in preference to, or in such relation to, any other class or classes or any other series of stock; (vi) be convertible into, or exchangeable for, shares of any other class or classes or any other series of stock at such price or prices or at such rates of exchange and with such adjustments, if any; (vii) be entitled to the benefit of such conditions, limitations or restrictions, if any, on the creation of indebtedness, the issuance of additional shares of such series or shares of any other series of Preferred Stock, the amendment of the Certification of Incorporation or the Bylaws of the Corporation, the payment of dividends or the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation of, any other class or classes or series of stock, or any other corporate action; or (viii) be entitled to such other preferences, powers (including voting power), qualifications, rights and privileges, all as the Board of Directors of the Corporation may deem advisable and as are not inconsistent with law and the provisions of the Certificate of Incorporation.

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

A. Subject to any additional vote required by the Certificate of Incorporation or the Bylaws of the Corporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

B. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

C. Subject to any additional vote required by the Certificate of Incorporation, the number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.

D. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide.  The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

ARTICLE VII

To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law or such other law, as so amended.

Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE VIII

The following indemnification and advancement provisions shall apply to the persons enumerated below.

A.   Right to Indemnification of Directors and Officers.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnified Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnified Person in such Proceeding.  Notwithstanding the preceding sentence, except as otherwise provided in Section C of this Article VIII, the Corporation shall be required to indemnify an Indemnified Person in connection with a Proceeding (or part thereof) commenced by such Indemnified Person only if the commencement of such Proceeding (or part thereof) by the Indemnified Person was authorized in advance by the Board of Directors of the Corporation.

B. Prepayment of Expenses of Directors and Officers.  The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should ultimately be determined that the Indemnified Person is not entitled to be indemnified under this Article VIII or otherwise.

C. Claims by Directors and Officers.  If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within thirty (30) days after a written claim therefor by the Indemnified Person has been received by the Corporation, the Indemnified Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  In any such action the Corporation shall have the burden of proving that the Indemnified Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

D.   Indemnification of Employees and Agents.   The Corporation may indemnify and advance expenses to any person who was or is made or is threatened to be made or is otherwise involved in any Proceeding by reason of the fact that such person, or a person for whom such person is the legal representative, is or was an employee or agent of the Corporation or, while an employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with such Proceeding.  The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the Board of Directors of the Corporation in its sole discretion.  Notwithstanding the foregoing sentence, the Corporation shall not be required to indemnify a person in connection with a Proceeding initiated by such person if the Proceeding was not authorized in advance by the Board of Directors of the Corporation.

E. Advancement of Expenses of Employees and Agents.  The Corporation may pay the expenses (including attorneys’ fees) incurred by an employee or agent in defending any Proceeding in advance of its final disposition on such terms and conditions as may be determined by the Board of Directors of the Corporation.

F. Non-Exclusivity of Rights.  The rights conferred on any person by this Article VIII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, the Bylaws of the Corporation, any agreement, vote of stockholders or disinterested directors or otherwise.

G. Other Indemnification.  The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer or employee of another corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise or advance expenses to such person shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise.

H. Insurance.  The Board of Directors of the Corporation may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Corporation’s expense insurance:  (a) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of directors, officers and employees under the provisions of this Article VIII; and (b) to indemnify or insure directors, officers and employees against liability in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this Article VIII.

I. Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.  The rights provided hereunder shall inure to the benefit of any Indemnified Person and such person’s heirs, executors and administrators.

ARTICLE IX

Subject to the rights of holders of Class B Common Stock and any series of Preferred Stock, the Corporation reserves the right to amend or repeal any provision contained in the Certificate of Incorporation, in the manner now or hereafter prescribed by the General Corporation Law, and all rights conferred upon a stockholder herein are granted subject to this reservation.

ARTICLE X

The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address
Alex B. Rozek	Boston Omaha Corporation 292 Newbury Street, Suite 333 Boston, Massachusetts 02115

ARTICLE XI

A. Regulation of Certain Affairs. In recognition and anticipation that (i) certain partners, principals, directors, officers, members, managers, employees and/or other representatives of the Sponsors (as defined below) (each of the foregoing persons other than the Sponsors, an “Identified Person”) may serve as directors, officers or agents of the Corporation or its subsidiaries, and (ii) the Sponsors may now engage and may continue to engage in the same or similar activities (which shall include, without limitation, other business activities that overlap with or compete with those in which the Corporation or its subsidiaries, directly or indirectly, may engage) or related lines of business in which the Corporation or its subsidiaries, directly or indirectly, may engage, and/or may have an interest in the same or similar areas of corporate opportunities as the Corporation or its subsidiaries, directly or indirectly, may have an interest, the provisions of this Article XI are set forth to regulate and define the conduct of certain affairs of the Corporation and its subsidiaries with respect to certain classes or categories of business opportunities as they may involve the Sponsors and the Identified Persons, and the powers, rights, duties and liabilities of the Corporation and its subsidiaries and their respective officers, directors and stockholders in connection therewith.

B. Competition and Corporate Opportunities.

1.    To the fullest extent permitted by law, (i) the Sponsors and the Identified Persons shall have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly engage in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or stockholder of any other person, including those lines of business deemed to be competing with the Corporation or any of its subsidiaries, (ii) none of the Corporation or its stockholders or any of its subsidiaries or their stockholders shall have any rights in and to the business ventures of any Sponsor or Identified Person or the income or profits derived therefrom, (iii) each of the Sponsors and the Identified Persons may do business with or engage any potential or actual customer or supplier of the Corporation of any of its subsidiaries, and (iv) each of the Sponsors and the Identified Persons may employ or otherwise engage any officer or employee of the Corporation or any of its subsidiaries.

2. The Corporation, on behalf of itself, its subsidiaries and its and their respective stockholders, waives and renounces in accordance with Section 122(17) of the Delaware General Corporate Law any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, any potential transaction or business opportunity that may from time to time be presented to any Sponsor or any Identified Person, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so. No Sponsor or Identified Person shall have any duty to communicate or offer such business opportunity to the Corporation or any of its subsidiaries, and, to the fullest extent permitted by law, no Sponsor or Identified Person shall be liable to the Corporation or any of its subsidiaries or any of their respective stockholders for breach of any fiduciary or other duty (contractual or otherwise), as a director or officer or otherwise, by reason of the fact that such Sponsor or Identified Person pursues or acquires such business opportunity for itself, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries unless, in the case of any such person who is a director or officer of the Corporation, such business opportunity is expressly offered to such director or officer in writing solely in his or her capacity as a director or officer of the Corporation.

3. To the fullest extent permitted by law, any person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI. No alteration, amendment, repeal or rescission of this Article XI nor the adoption of any amendment to this Certificate of Incorporation shall eliminate or reduce the effect of this Article XI in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article XI, would accrue or arise, prior to such alteration, amendment, repeal, rescission or adoption. This Article XI shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Certificate of Incorporation, the By-laws of the Corporation or applicable law.

C.   Certain Definitions. For purposes of this Article XI, references to: (i) “affiliate” means, with respect to any person, any other person that controls, is controlled by, or is under common control with such person other than, in the case of the Sponsors, the Corporation and its subsidiaries; (ii) “control,” as used in this definition, means, with respect to any person, the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and “controlled” and “controlling” have meanings correlative to the foregoing; (ii) “person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity and (ii) “Sponsors” means each of Boulderado Partners, LLC and Magnolia Capital Fund, LP, for so long as each, along with its affiliates, continues to beneficially own shares of capital stock of the Corporation representing at least five percent (5%) of the votes that all stockholders would be entitled to cast in any annual election of directors or class of directors.

D. Savings Clause.  If this Article XI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then this Article XI shall be deemed to be modified to the minimum extent necessary to avoid a violation of law and, as so modified, this Article XI and the remaining provisions hereof shall remain valid and enforceable in accordance with their terms to the fullest extent permitted by applicable law.

ARTICLE XII

A. Exclusive Forum for Adjudication of Disputes.  Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or this Certificate of Incorporation or the Corporation’s By-Laws (in each case, as they may be amended from time to time), (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Corporation’s By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine (each, a “Covered Proceeding”), in the case of each of clauses (i) through (v), shall be the Court of Chancery in the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware).  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

B.   Personal Jurisdiction. If any action the subject matter of which is a Covered Proceeding is filed in a court other than the Court of Chancery of the State of Delaware, or, where permitted in accordance with Article XII, Section A above, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (each, a “Foreign Action”) in the name of any person or entity (a “Claiming Party”) without the prior approval of the Board or one of its committees in the manner described in Article XII, Section A  above, such Claiming Party shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware, or, where applicable, the Superior Court of the State of Delaware and the United States District Court for the District of Delaware, in connection with any action brought in any such courts to enforce Article XII, Section A  above (an “Enforcement Action”) and (ii) having service of process made upon such Claiming Party in any such Enforcement Action by service upon such Claiming Party’s counsel in the Foreign Action as agent for such Claiming Party.

C. Litigation Costs. Except to the extent prohibited by the Delaware General Corporate Law, in the event that a Claiming Party shall initiate, assert, join, offer substantial assistance to or have a direct financial interest in any Foreign Action without the prior approval of the Board or one of its committees in the manner described in Article XII, Section A, each such Claiming Party shall be obligated jointly and severally to reimburse the Corporation and any director, officer or other employee of the Corporation made a party to such proceeding for all fees, costs and expenses of every kind and description (including, but not limited to, all attorneys’ fees and other litigation expenses) that the parties may incur in connection with such Foreign Action.

D. Notice and Consent. Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII and waived any argument relating to the inconvenience of the forums reference above in connection with any Covered Proceeding.

*     *     *

THIRD:  The foregoing amendment and restatement was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the General Corporation Law.

FOURTH:  That said Second Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this corporation’s Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this [__] day of [_____], 2017.

By: /s/ Alex B. Rozek
Name: Alex B. Rozek

Title: Co-Chief Executive Officer

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